Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR SECOND QUARTER 2022

•Diluted EPS of $1.06; $0.96, as adjusted
•Operating margin of 41.4%; 43.3%, as adjusted
•Ending AUM of $87.9 billion; average AUM of $95.1 billion
•Net outflows of $717 million

NEW YORK, NY, July 20, 2022—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended June 30, 2022.
Financial Highlights

	Three Months Ended
(in thousands, except percentages and per share data)	June 30, 2022	March 31, 2022	$ Change	% Change
U.S. GAAP
Revenue	$147,431	$154,189	$(6,758)	(4.4%)
Expenses	$86,437	$103,198	$(16,761)	(16.2%)
Operating income	$60,994	$50,991	$10,003	19.6%
Non-operating income (loss) (1)	$(25,002)	$5,110	$(30,112)	*
Net income attributable to common stockholders	$51,956	$42,018	$9,938	23.7%
Diluted earnings per share	$1.06	$0.85	$0.21	24.0%
Operating margin	41.4%	33.1%	*	830 bps

As Adjusted (2)
Net income attributable to common stockholders	$47,202	$51,152	$(3,950)	(7.7%)
Diluted earnings per share	$0.96	$1.04	$(0.08)	(7.5%)
Operating margin	43.3%	44.7%	*	(140 bps)
_________________________
(1)Includes amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 19-20 for reconciliations of U.S. GAAP to as adjusted results.
* Not meaningful.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP.
Revenue

(in thousands)	Three Months Ended
	June 30, 2022	March 31, 2022	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$75,785	$79,665	$(3,880)	(4.9%)
Institutional accounts	34,429	36,683	$(2,254)	(6.1%)
Closed-end funds	27,441	27,321	$120	0.4%
Total	137,655	143,669	$(6,014)	(4.2%)
Distribution and service fees	9,005	9,869	$(864)	(8.8%)
Other	771	651	$120	18.4%
Total revenue	$147,431	$154,189	$(6,758)	(4.4%)
•The decrease in total investment advisory and administration revenue from the first quarter of 2022 was primarily due to lower average assets under management, partially offset by one additional day in the second quarter.
Expenses

(in thousands)	Three Months Ended
	June 30, 2022	March 31, 2022	$ Change	% Change
Employee compensation and benefits	$53,857	$54,743	$(886)	(1.6%)
Distribution and service fees	18,236	33,951	$(15,715)	(46.3%)
General and administrative	13,238	13,510	$(272)	(2.0%)
Depreciation and amortization	1,106	994	$112	11.3%
Total expenses	$86,437	$103,198	$(16,761)	(16.2%)
•Distribution and service fees decreased from the first quarter of 2022. The first quarter of 2022 included expenses of $14.2 million associated with the initial public offering of Cohen & Steers Real Estate Opportunities and Income Fund (RLTY); and
•General and administrative expenses decreased from the first quarter of 2022. The first quarter of 2022 included $658,000 of organizational and offering costs associated with RLTY. This decrease was partially offset by higher travel and entertainment in the second quarter of 2022.
Operating Margin
Operating margin was 41.4% for the second quarter of 2022, compared with 33.1% for the first quarter of 2022. The first quarter of 2022 included costs associated with the initial public offering of RLTY. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

	Three Months Ended
	June 30, 2022
(in thousands)	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$1,499	$292	$97		$1,888
Gain (loss) from investments—net	(29,558)	(2,461)	3,446	(1)	(28,573)
Foreign currency gain (loss)—net	(623)	(5)	2,311		1,683
Total non-operating income (loss)	(28,682)	(2,174)	5,854		(25,002)
Net (income) loss attributable to redeemable noncontrolling interests	25,807	—	—		25,807
Non-operating income (loss) attributable to the company	$(2,875)	$(2,174)	$5,854		$805
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to hedge a portion of the market risk of the company's seed investments including both consolidated investment vehicles and corporate seed investments.

	Three Months Ended
	March 31, 2022
(in thousands)	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$734	$167	$(4)		$897
Gain (loss) from investments—net	3,513	752	(698)	(1)	3,567
Foreign currency gain (loss)—net	(294)	(1)	941		646
Total non-operating income (loss)	3,953	918	239		5,110
Net (income) loss attributable to redeemable noncontrolling interests	(4,823)	—	—		(4,823)
Non-operating income (loss) attributable to the company	$(870)	$918	$239		$287
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to hedge a portion of the market risk of the company's seed investments including both consolidated investment vehicles and corporate seed investments.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	June 30, 2022	March 31, 2022
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.1	3.5
Non-deductible executive compensation	1.6	5.2
Excess tax benefits related to the vesting and delivery of restricted stock units	0.2	(11.5)
Unrecognized tax benefit adjustments	(10.1)	—
Other	0.1	(0.1)
Effective income tax rate	15.9%	18.1%

As Adjusted
This section discusses as adjusted results. Please refer to pages 19-20 for reconciliations of U.S. GAAP to as adjusted results.
Revenue
Revenue, as adjusted, for the second quarter of 2022 was $147.7 million, compared with $154.3 million, as adjusted, for the first quarter of 2022.
Revenue, as adjusted, excluded the consolidation of certain of the company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the second quarter of 2022 were $83.7 million, compared with $85.4 million, as adjusted, for the first quarter of 2022.
Expenses, as adjusted, excluded the following:
•The consolidation of certain of the company's seed investments for both periods;
•Amounts related to the accelerated vesting of certain restricted stock units for both periods; and
•Costs associated with the initial public offering of RLTY in the first quarter of 2022.
Operating Margin
Operating margin, as adjusted, for the second quarter of 2022 was 43.3%, compared with 44.7%, as adjusted, for the first quarter of 2022.
Non-operating Income (Loss)
Non-operating loss, as adjusted, for the second quarter of 2022 was $1.1 million, compared with non-operating loss, as adjusted, of $273,000 for the first quarter of 2022.
Non-operating income (loss), as adjusted, excluded the following for both periods:
•Results from the company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective income tax rate, as adjusted, for the second quarter of 2022 was 25.0%, compared with 25.5%, as adjusted, for the first quarter of 2022.
The effective income tax rate, as adjusted, excluded the following for both periods:
•Tax effects associated with items noted above; and
•Discrete tax items.

Assets Under Management

	As of		Change
(in millions)	June 30, 2022	March 31, 2022	$	%
By Investment Vehicle
Open-end funds	$41,583	$48,105	$(6,522)	(13.6%)
Institutional accounts	34,506	40,956	$(6,450)	(15.7%)
Closed-end funds	11,773	13,061	$(1,288)	(9.9%)
Total	$87,862	$102,122	$(14,260)	(14.0%)

By Investment Strategy
U.S. real estate	$40,178	$47,268	$(7,090)	(15.0%)
Preferred securities	21,449	24,466	$(3,017)	(12.3%)
Global/international real estate	15,709	19,362	$(3,653)	(18.9%)
Global listed infrastructure	8,574	9,197	$(623)	(6.8%)
Other	1,952	1,829	$123	6.7%
Total	$87,862	$102,122	$(14,260)	(14.0%)

Assets under management at June 30, 2022 were $87.9 billion, a decrease of 14.0% from $102.1 billion at March 31, 2022. The decrease was driven by net outflows of $717 million, market depreciation of $12.5 billion and distributions of $1.0 billion.
Open-end Funds
Assets under management in open-end funds at June 30, 2022 were $41.6 billion, a decrease of 13.6% from $48.1 billion at March 31, 2022. The change was primarily due to the following:
•Net outflows of $244 million, including $1.0 billion from preferred securities, partially offset by net inflows of $389 million into real assets multi-strategy (included in "Other" in the table above) and $300 million into U.S. real estate;
•Market depreciation of $5.7 billion, including $3.8 billion from U.S. real estate and $1.2 billion from preferred securities and $552 million from global/international real estate; and
•Distributions of $624 million, including $417 million from U.S. real estate and $152 million from preferred securities. Of these distributions, $556 million was reinvested and included in net inflows.
Institutional Accounts
Assets under management in institutional accounts at June 30, 2022 were $34.5 billion, a decrease of 15.7% from $41.0 billion at March 31, 2022. The change was primarily due to the following:
•Advisory:
◦Net outflows of $408 million, including $380 million from global/international real estate; and
◦Market depreciation of $3.2 billion, including $1.6 billion from global/international real estate and $1.0 billion from U.S. real estate.

•Japan subadvisory:
◦Net inflows of $23 million;
◦Market depreciation of $1.5 billion, including $1.1 billion from U.S. real estate and $411 million from global/international real estate; and
◦Distributions of $242 million, including $228 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $90 million; and
◦Market depreciation of $1.0 billion, including $734 million from global/international real estate and $112 million from global listed infrastructure.
Closed-end Funds
Assets under management in closed-end funds at June 30, 2022 were $11.8 billion, a decrease of 9.9% from $13.1 billion at March 31, 2022. The decrease was primarily due to market depreciation of $1.1 billion and distributions of $153 million.

Investment Performance at June 30, 2022
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at June 30, 2022. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2022, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $227.7 million, compared with $180.7 million as of March 31, 2022. During the first quarter of 2022, the company paid aggregate costs of $15.2 million associated with the initial public offering of RLTY. As of June 30, 2022, stockholders' equity was $289.4 million, compared with $255.4 million as of March 31, 2022, and the company has no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 21, 2022 at 10:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 877-311-6681 (U.S.) or +1-212-231-2933 (international); passcode: 22019639. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on July 21, 2022 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 22019639. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company’s current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2021 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2022	March 31, 2022	June 30, 2021	March 31, 2022	June 30, 2021
Revenue:
Investment advisory and administration fees	$137,655	$143,669	$134,348
Distribution and service fees	9,005	9,869	9,199
Other	771	651	722
Total revenue	147,431	154,189	144,269	(4.4%)	2.2%
Expenses:
Employee compensation and benefits	53,857	54,743	53,241
Distribution and service fees	18,236	33,951	18,848
General and administrative	13,238	13,510	11,466
Depreciation and amortization	1,106	994	1,017
Total expenses	86,437	103,198	84,572	(16.2%)	2.2%
Operating income	60,994	50,991	59,697	19.6%	2.2%
Non-operating income (loss):
Interest and dividend income—net	1,888	897	837
Gain (loss) from investments—net	(28,573)	3,567	7,778
Foreign currency gain (loss)—net	1,683	646	(79)
Total non-operating income (loss)	(25,002)	5,110	8,536	*	*
Income before provision for income taxes	35,992	56,101	68,233	(35.8%)	(47.3%)
Provision for income taxes	9,843	9,260	15,827
Net income	26,149	46,841	52,406	(44.2%)	(50.1%)
Net (income) loss attributable to redeemable noncontrolling interests	25,807	(4,823)	(5,827)
Net income attributable to common stockholders	$51,956	$42,018	$46,579	23.7%	11.5%

Earnings per share attributable to common stockholders:
Basic	$1.06	$0.86	$0.96	23.3%	10.4%
Diluted	$1.06	$0.85	$0.95	24.0%	11.0%

Weighted average shares outstanding:
Basic	48,805	48,673	48,285
Diluted	49,208	49,337	48,951
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Six Months Ended
	June 30, 2022	June 30, 2021	% Change
Revenue:
Investment advisory and administration fees	$281,324	$251,269
Distribution and service fees	18,874	17,471
Other	1,422	1,276
Total revenue	301,620	270,016	11.7%
Expenses:
Employee compensation and benefits	108,600	99,003
Distribution and service fees	52,187	35,354
General and administrative	26,748	21,840
Depreciation and amortization	2,100	2,184
Total expenses	189,635	158,381	19.7%
Operating income (loss)	111,985	111,635	0.3%
Non-operating income (loss):
Interest and dividend income—net	2,785	1,453
Gain (loss) from investments—net	(25,006)	12,337
Foreign currency gain (loss)—net	2,329	(301)
Total non-operating income (loss)	(19,892)	13,489	*
Income before provision for income taxes	92,093	125,124	(26.4%)
Provision for income taxes	19,103	20,288
Net income	72,990	104,836	(30.4%)
Net (income) loss attributable to redeemable noncontrolling interests	20,984	(9,405)
Net income attributable to common stockholders	$93,974	$95,431	(1.5%)

Earnings per share attributable to common stockholders:
Basic	$1.93	$1.98	(2.6%)
Diluted	$1.91	$1.95	(2.4%)

Weighted average shares outstanding:
Basic	48,739	48,216
Diluted	49,272	48,831
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2022	March 31, 2022	June 30, 2021	March 31, 2022	June 30, 2021
Open-end Funds
Assets under management, beginning of period	$48,105	$50,911	$38,623
Inflows	4,859	4,886	4,577
Outflows	(5,103)	(4,678)	(2,490)
Net inflows (outflows)	(244)	208	2,087
Market appreciation (depreciation)	(5,654)	(2,735)	3,134
Distributions	(624)	(279)	(312)
Total increase (decrease)	(6,522)	(2,806)	4,909
Assets under management, end of period	$41,583	$48,105	$43,532	(13.6%)	(4.5%)
Percentage of total assets under management	47.3%	47.1%	45.2%
Average assets under management	$45,188	$48,055	$41,469	(6.0%)	9.0%

Institutional Accounts
Assets under management, beginning of period	$40,956	$42,727	$36,538
Inflows	1,259	2,060	1,826
Outflows	(1,734)	(2,066)	(1,454)
Net inflows (outflows)	(475)	(6)	372
Market appreciation (depreciation)	(5,733)	(1,494)	3,555
Distributions	(242)	(271)	(309)
Total increase (decrease)	(6,450)	(1,771)	3,618
Assets under management, end of period	$34,506	$40,956	$40,156	(15.7%)	(14.1%)
Percentage of total assets under management	39.3%	40.1%	41.7%
Average assets under management	$37,506	$40,631	$39,103	(7.7%)	(4.1%)

Closed-end Funds
Assets under management, beginning of period	$13,061	$12,991	$11,879
Inflows	2	554	103
Outflows	—	—	—
Net inflows (outflows)	2	554	103
Market appreciation (depreciation)	(1,137)	(337)	703
Distributions	(153)	(147)	(148)
Total increase (decrease)	(1,288)	70	658
Assets under management, end of period	$11,773	$13,061	$12,537	(9.9%)	(6.1%)
Percentage of total assets under management	13.4%	12.8%	13.0%
Average assets under management	$12,428	$12,550	$12,372	(1.0%)	0.5%

Total
Assets under management, beginning of period	$102,122	$106,629	$87,040
Inflows	6,120	7,500	6,506
Outflows	(6,837)	(6,744)	(3,944)
Net inflows (outflows)	(717)	756	2,562
Market appreciation (depreciation)	(12,524)	(4,566)	7,392
Distributions	(1,019)	(697)	(769)
Total increase (decrease)	(14,260)	(4,507)	9,185
Assets under management, end of period	$87,862	$102,122	$96,225	(14.0%)	(8.7%)
Average assets under management	$95,122	$101,236	$92,944	(6.0%)	2.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Six Months Ended
	June 30, 2022	June 30, 2021	% Change
Open-end Funds
Assets under management, beginning of period	$50,911	$35,160
Inflows	9,745	9,647
Outflows	(9,781)	(5,396)
Net inflows (outflows)	(36)	4,251
Market appreciation (depreciation)	(8,389)	4,671
Distributions	(903)	(550)
Total increase (decrease)	(9,328)	8,372
Assets under management, end of period	$41,583	$43,532	(4.5%)
Percentage of total assets under management	47.3%	45.2%
Average assets under management	$46,602	$39,064	19.3%

Institutional Accounts
Assets under management, beginning of period	$42,727	$33,255
Inflows	3,319	4,161
Outflows	(3,800)	(2,202)
Net inflows (outflows)	(481)	1,959
Market appreciation (depreciation)	(7,227)	5,555
Distributions	(513)	(613)
Total increase (decrease)	(8,221)	6,901
Assets under management, end of period	$34,506	$40,156	(14.1%)
Percentage of total assets under management	39.3%	41.7%
Average assets under management	$39,048	$36,877	5.9%

Closed-end Funds
Assets under management, beginning of period	$12,991	$11,493
Inflows	556	168
Outflows	—	—
Net inflows (outflows)	556	168
Market appreciation (depreciation)	(1,474)	1,172
Distributions	(300)	(296)
Total increase (decrease)	(1,218)	1,044
Assets under management, end of period	$11,773	$12,537	(6.1%)
Percentage of total assets under management	13.4%	13.0%
Average assets under management	$12,489	$11,989	4.2%

Total
Assets under management, beginning of period	$106,629	$79,908
Inflows	13,620	13,976
Outflows	(13,581)	(7,598)
Net inflows (outflows)	39	6,378
Market appreciation (depreciation)	(17,090)	11,398
Distributions	(1,716)	(1,459)
Total increase (decrease)	(18,767)	16,317
Assets under management, end of period	$87,862	$96,225	(8.7%)
Average assets under management	$98,139	$87,930	11.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	June 30, 2022	March 31, 2022	June 30, 2021	March 31, 2022	June 30, 2021
Advisory
Assets under management, beginning of period	$23,726	$24,599	$20,279
Inflows	769	1,573	1,512
Outflows	(1,177)	(1,615)	(493)
Net inflows (outflows)	(408)	(42)	1,019
Market appreciation (depreciation)	(3,183)	(831)	1,817
Total increase (decrease)	(3,591)	(873)	2,836
Assets under management, end of period	$20,135	$23,726	$23,115	(15.1%)	(12.9%)
Percentage of institutional assets under management	58.4%	57.9%	57.6%
Average assets under management	$21,869	$23,861	$22,084	(8.3%)	(1.0%)

Japan Subadvisory
Assets under management, beginning of period	$10,692	$11,329	$9,924
Inflows	249	219	22
Outflows	(226)	(103)	(294)
Net inflows (outflows)	23	116	(272)
Market appreciation (depreciation)	(1,534)	(482)	1,160
Distributions	(242)	(271)	(309)
Total increase (decrease)	(1,753)	(637)	579
Assets under management, end of period	$8,939	$10,692	$10,503	(16.4%)	(14.9%)
Percentage of institutional assets under management	25.9%	26.1%	26.2%
Average assets under management	$9,604	$10,351	$10,306	(7.2%)	(6.8%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,538	$6,799	$6,335
Inflows	241	268	292
Outflows	(331)	(348)	(667)
Net inflows (outflows)	(90)	(80)	(375)
Market appreciation (depreciation)	(1,016)	(181)	578
Total increase (decrease)	(1,106)	(261)	203
Assets under management, end of period	$5,432	$6,538	$6,538	(16.9%)	(16.9%)
Percentage of institutional assets under management	15.7%	16.0%	16.3%
Average assets under management	$6,033	$6,419	$6,713	(6.0%)	(10.1%)

Total Institutional Accounts
Assets under management, beginning of period	$40,956	$42,727	$36,538
Inflows	1,259	2,060	1,826
Outflows	(1,734)	(2,066)	(1,454)
Net inflows (outflows)	(475)	(6)	372
Market appreciation (depreciation)	(5,733)	(1,494)	3,555
Distributions	(242)	(271)	(309)
Total increase (decrease)	(6,450)	(1,771)	3,618
Assets under management, end of period	$34,506	$40,956	$40,156	(15.7%)	(14.1%)
Average assets under management	$37,506	$40,631	$39,103	(7.7%)	(4.1%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Six Months Ended
	June 30, 2022	June 30, 2021	% Change
Advisory
Assets under management, beginning of period	$24,599	$17,628
Inflows	2,342	3,449
Outflows	(2,792)	(736)
Net inflows (outflows)	(450)	2,713
Market appreciation (depreciation)	(4,014)	2,774
Total increase (decrease)	(4,464)	5,487
Assets under management, end of period	$20,135	$23,115	(12.9%)
Percentage of institutional assets under management	58.4%	57.6%
Average assets under management	$22,860	$20,501	11.5%

Japan Subadvisory
Assets under management, beginning of period	$11,329	$9,720
Inflows	468	120
Outflows	(329)	(596)
Net inflows (outflows)	139	(476)
Market appreciation (depreciation)	(2,016)	1,872
Distributions	(513)	(613)
Total increase (decrease)	(2,390)	783
Assets under management, end of period	$8,939	$10,503	(14.9%)
Percentage of institutional assets under management	25.9%	26.2%
Average assets under management	$9,975	$9,985	(0.1%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,799	$5,907
Inflows	509	592
Outflows	(679)	(870)
Net inflows (outflows)	(170)	(278)
Market appreciation (depreciation)	(1,197)	909
Total increase (decrease)	(1,367)	631
Assets under management, end of period	$5,432	$6,538	(16.9%)
Percentage of institutional assets under management	15.7%	16.3%
Average assets under management	$6,213	$6,391	(2.8%)

Total Institutional Accounts
Assets under management, beginning of period	$42,727	$33,255
Inflows	3,319	4,161
Outflows	(3,800)	(2,202)
Net inflows (outflows)	(481)	1,959
Market appreciation (depreciation)	(7,227)	5,555
Distributions	(513)	(613)
Total increase (decrease)	(8,221)	6,901
Assets under management, end of period	$34,506	$40,156	(14.1%)
Average assets under management	$39,048	$36,877	5.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	June 30, 2022	March 31, 2022	June 30, 2021	March 31, 2022	June 30, 2021
U.S. Real Estate
Assets under management, beginning of period	$47,268	$49,915	$36,984
Inflows	2,582	3,293	2,592
Outflows	(2,433)	(2,736)	(1,723)
Net inflows (outflows)	149	557	869
Market appreciation (depreciation)	(6,542)	(2,792)	4,419
Distributions	(697)	(412)	(407)
Total increase (decrease)	(7,090)	(2,647)	4,881
Assets under management, end of period	$40,178	$47,268	$41,865	(15.0%)	(4.0%)
Percentage of total assets under management	45.7%	46.3%	43.5%
Average assets under management	$43,917	$46,462	$40,269	(5.5%)	9.1%

Preferred Securities
Assets under management, beginning of period	$24,466	$26,987	$23,790
Inflows	1,711	1,964	2,254
Outflows	(2,757)	(2,872)	(1,081)
Net inflows (outflows)	(1,046)	(908)	1,173
Market appreciation (depreciation)	(1,769)	(1,400)	750
Distributions	(202)	(213)	(215)
Total increase (decrease)	(3,017)	(2,521)	1,708
Assets under management, end of period	$21,449	$24,466	$25,498	(12.3%)	(15.9%)
Percentage of total assets under management	24.4%	24.0%	26.5%
Average assets under management	$22,915	$25,649	$24,546	(10.7%)	(6.6%)

Global/International Real Estate
Assets under management, beginning of period	$19,362	$19,380	$16,421
Inflows	861	1,556	1,111
Outflows	(1,164)	(780)	(890)
Net inflows (outflows)	(303)	776	221
Market appreciation (depreciation)	(3,303)	(775)	1,664
Distributions	(47)	(19)	(86)
Total increase (decrease)	(3,653)	(18)	1,799
Assets under management, end of period	$15,709	$19,362	$18,220	(18.9%)	(13.8%)
Percentage of total assets under management	17.9%	19.0%	18.9%
Average assets under management	$17,524	$18,867	$17,697	(7.1%)	(1.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	June 30, 2022	March 31, 2022	June 30, 2021	March 31, 2022	June 30, 2021
Global Listed Infrastructure
Assets under management, beginning of period	$9,197	$8,763	$7,604
Inflows	461	464	480
Outflows	(353)	(299)	(141)
Net inflows (outflows)	108	165	339
Market appreciation (depreciation)	(673)	314	355
Distributions	(58)	(45)	(52)
Total increase (decrease)	(623)	434	642
Assets under management, end of period	$8,574	$9,197	$8,246	(6.8%)	4.0%
Percentage of total assets under management	9.8%	9.0%	8.6%
Average assets under management	$8,853	$8,609	$8,051	2.8%	10.0%

Other
Assets under management, beginning of period	$1,829	$1,584	$2,241
Inflows	505	223	69
Outflows	(130)	(57)	(109)
Net inflows (outflows)	375	166	(40)
Market appreciation (depreciation)	(237)	87	204
Distributions	(15)	(8)	(9)
Total increase (decrease)	123	245	155
Assets under management, end of period	$1,952	$1,829	$2,396	6.7%	(18.5%)
Percentage of total assets under management	2.2%	1.8%	2.5%
Average assets under management	$1,913	$1,649	$2,381	16.0%	(19.7%)

Total
Assets under management, beginning of period	$102,122	$106,629	$87,040
Inflows	6,120	7,500	6,506
Outflows	(6,837)	(6,744)	(3,944)
Net inflows (outflows)	(717)	756	2,562
Market appreciation (depreciation)	(12,524)	(4,566)	7,392
Distributions	(1,019)	(697)	(769)
Total increase (decrease)	(14,260)	(4,507)	9,185
Assets under management, end of period	$87,862	$102,122	$96,225	(14.0%)	(8.7%)
Average assets under management	$95,122	$101,236	$92,944	(6.0%)	2.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Six Months Ended
	June 30, 2022	June 30, 2021	% Change
U.S. Real Estate
Assets under management, beginning of period	$49,915	$32,827
Inflows	5,875	5,718
Outflows	(5,169)	(3,114)
Net inflows (outflows)	706	2,604
Market appreciation (depreciation)	(9,334)	7,256
Distributions	(1,109)	(822)
Total increase (decrease)	(9,737)	9,038
Assets under management, end of period	$40,178	$41,865	(4.0%)
Percentage of total assets under management	45.7%	43.5%
Average assets under management	$45,174	$37,408	20.8%

Preferred Securities
Assets under management, beginning of period	$26,987	$23,185
Inflows	3,675	4,660
Outflows	(5,629)	(2,677)
Net inflows (outflows)	(1,954)	1,983
Market appreciation (depreciation)	(3,169)	752
Distributions	(415)	(422)
Total increase (decrease)	(5,538)	2,313
Assets under management, end of period	$21,449	$25,498	(15.9%)
Percentage of total assets under management	24.4%	26.5%
Average assets under management	$24,272	$24,043	1.0%

Global/International Real Estate
Assets under management, beginning of period	$19,380	$15,214
Inflows	2,417	2,190
Outflows	(1,944)	(1,457)
Net inflows (outflows)	473	733
Market appreciation (depreciation)	(4,078)	2,373
Distributions	(66)	(100)
Total increase (decrease)	(3,671)	3,006
Assets under management, end of period	$15,709	$18,220	(13.8%)
Percentage of total assets under management	17.9%	18.9%
Average assets under management	$18,183	$16,660	9.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Six Months Ended
	June 30, 2022	June 30, 2021	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,763	$6,729
Inflows	925	1,159
Outflows	(652)	(215)
Net inflows (outflows)	273	944
Market appreciation (depreciation)	(359)	670
Distributions	(103)	(97)
Total increase (decrease)	(189)	1,517
Assets under management, end of period	$8,574	$8,246	4.0%
Percentage of total assets under management	9.8%	8.6%
Average assets under management	$8,729	$7,595	14.9%

Other
Assets under management, beginning of period	$1,584	$1,953
Inflows	728	249
Outflows	(187)	(135)
Net inflows (outflows)	541	114
Market appreciation (depreciation)	(150)	347
Distributions	(23)	(18)
Total increase (decrease)	368	443
Assets under management, end of period	$1,952	$2,396	(18.5%)
Percentage of total assets under management	2.2%	2.5%
Average assets under management	$1,781	$2,224	(19.9%)

Total
Assets under management, beginning of period	$106,629	$79,908
Inflows	13,620	13,976
Outflows	(13,581)	(7,598)
Net inflows (outflows)	39	6,378
Market appreciation (depreciation)	(17,090)	11,398
Distributions	(1,716)	(1,459)
Total increase (decrease)	(18,767)	16,317
Assets under management, end of period	$87,862	$96,225	(8.7%)
Average assets under management	$98,139	$87,930	11.6%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	June 30, 2022	March 31, 2022	June 30, 2021
Net income attributable to common stockholders, U.S. GAAP	$51,956	$42,018	$46,579
Seed investments (1)	2,170	1,051	(2,752)
Accelerated vesting of restricted stock units	2,490	2,305	2,664
Initial public offering costs (2)	—	15,239	—
Foreign currency exchange (gains) losses—net (3)	(3,542)	(1,212)	162
Tax adjustments (4)	(5,872)	(8,249)	(736)
Net income attributable to common stockholders, as adjusted	$47,202	$51,152	$45,917

Diluted weighted average shares outstanding	49,208	49,337	48,951
Diluted earnings per share, U.S. GAAP	$1.06	$0.85	$0.95
Seed investments	0.04	0.02	(0.06)
Accelerated vesting of restricted stock units	0.05	0.05	0.06
Initial public offering costs	—	0.31	—
Foreign currency exchange (gains) losses—net	(0.07)	(0.02)	0.01
Tax adjustments	(0.12)	(0.17)	(0.02)
Diluted earnings per share, as adjusted	$0.96	$1.04	$0.94
_________________________
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents costs associated with the initial public offering of RLTY. Costs are summarized in the following table:

	Three Months Ended
(in thousands)	June 30, 2022	March 31, 2022	June 30, 2021
Employee compensation and benefits	$—	$357	$—
Distribution and service fees	—	14,224	—
General and administrative	—	658	—
Initial public offering costs	$—	$15,239	$—
(3)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries. (4)Tax adjustments are summarized in the following table:
	Three Months Ended
(in thousands)	June 30, 2022	March 31, 2022	June 30, 2021
Exclusion of tax effects associated with items noted above	$15	$(4,281)	$(726)
Exclusion of discrete tax items	(5,887)	(3,968)	(10)
Total tax adjustments	$(5,872)	$(8,249)	$(736)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income (Loss) and Operating Margin

	Three Months Ended
(in thousands, except percentages)	June 30, 2022	March 31, 2022	June 30, 2021
Revenue, U.S. GAAP	$147,431	$154,189	$144,269
Seed investments (1)	292	123	105
Revenue, as adjusted	$147,723	$154,312	$144,374

Expenses, U.S. GAAP	$86,437	$103,198	$84,572
Seed investments (1)	(218)	(276)	(134)
Accelerated vesting of restricted stock units	(2,490)	(2,305)	(2,664)
Initial public offering costs (2)	—	(15,239)	—
Expenses, as adjusted	$83,729	$85,378	$81,774

Operating income, U.S. GAAP	$60,994	$50,991	$59,697
Seed investments (1)	510	399	239
Accelerated vesting of restricted stock units	2,490	2,305	2,664
Initial public offering costs (2)	—	15,239	—
Operating income, as adjusted	$63,994	$68,934	$62,600

Operating margin, U.S. GAAP	41.4%	33.1%	41.4%
Operating margin, as adjusted	43.3%	44.7%	43.4%
__________________________
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles.
(2)Represents costs associated with the initial public offering of RLTY. Costs are summarized in the following table:

	Three Months Ended
(in thousands)	June 30, 2022	March 31, 2022	June 30, 2021
Employee compensation and benefits	$—	$357	$—
Distribution and service fees	—	14,224	—
General and administrative	—	658	—
Initial public offering costs	$—	$15,239	$—

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

	Three Months Ended
(in thousands)	June 30, 2022	March 31, 2022	June 30, 2021
Non-operating income (loss), U.S. GAAP	$(25,002)	$5,110	$8,536
Seed investments (1)	27,467	(4,171)	(8,818)
Foreign currency exchange (gains) losses—net (2)	(3,542)	(1,212)	162
Non-operating income (loss), as adjusted	$(1,077)	$(273)	$(120)
_________________________
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.